UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21611

Name of Fund: S&P 500® GEAREDSM Fund Inc. (GRE)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, S&P 500® GEAREDSM Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Report to Stockholders

S&P 500® GEAREDSM Fund Inc.

Annual Report

December 31, 2008

Fund Profile as of December 31, 2008

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	GRE
Initial Offering Date	November 1, 2004
Yield on Closing Market Price as of December 31, 2008 ($9.36)*	22.54%
Most Recent Distribution per share of Common Stock**	$2.109324

*	Yield on closing market price is calculated by dividing the most recent distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/08 (a)	12/31/07	Change (b)	High	Low

Market Price (c)	$9.36	$17.21	(45.61%)	$17.44	$7.49
Net Asset Value	$9.87	$18.47	(46.56%)	$18.47	$8.21

(a)

For the twelve-month period, the Common Stock of the Fund had a total investment return of (35.78%) based on net asset value per share and (34.64%) based on market price per share, assuming reinvestment of dividends. For the same period, the Fund’s unmanaged reference Index, the S&P 500® Composite Stock Price Index (“S&P 500 Index”), had a total investment return of (37.00%), assuming reinvestment of dividends. The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest Equity Holdings	Percent of Net Assets

Exxon Mobil Corp.	4.8%
The Procter & Gamble Co.	2.2
General Electric Co.	2.0
AT&T Inc.	2.0
Johnson & Johnson	2.0
Chevron Corp.	1.8
Microsoft Corp.	1.8
Wal-Mart Stores, Inc.	1.5
Pfizer, Inc.	1.4
JPMorgan Chase & Co.	1.4

Five Largest Industries	Percent of Net Assets

Oil, Gas & Consumable Fuels	11.0%
Pharmaceuticals	7.4
Computers & Peripherals	4.0
Diversified Telecommunication Services	3.4
Software	3.4

Sector Representation	Percent of Long-Term Investments*

Information Technology	15.3%
Health Care	14.8
Energy	13.3
Financials	13.3
Consumer Staples	12.8
Industrials	11.1
Consumer Discretionary	8.4
Utilities	4.2
Telecommunication Services	3.8
Materials	3.0

*	Excludes portfolio holdings in options purchased.

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

S&P 500 and Standard & Poor’s 500 are registered trademarks of the McGraw-Hill Companies.
GEARED and Geared-Equity Accelerated Return are service marks of Merrill Lynch & Co., Inc.

2	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

A Summary From Your Fund’s Portfolio Managers

          We are pleased to provide you with this shareholder report for S&P 500® GEAREDSM Fund Inc. The Fund is advised by IQ Investment Advisors LLC and sub-advised by BlackRock Investment Management, LLC.

The investment objective of S&P 500® GEAREDSM Fund Inc. (the “Fund”) is to provide total returns, exclusive of fees and expenses, linked to the annual performance of the S&P 500® Composite Stock Price Index (the “Index”). When the Index has negative returns for an annual period, the Fund seeks to provide annual price returns that track the performance of the Index on a one-for-one basis over the annual period. Where the performance of the Index is positive for an annual period, the Fund seeks to deliver a “geared” return equal to approximately three times the annual price returns of the Index up to a maximum index participation level. There is no assurance that the Fund will meet its investment objectives.

For the year ended December 31, 2008, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $18.47 to $9.87. For the same period, the Fund’s unmanaged reference index, the S&P 500 Index, had a total return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period	Fund*	S&P 500 Index**	Difference

Fiscal year ended December 31, 2008	(35.78%)	(37.00%)	1.22%
Since inception (November 1, 2004) through December 31, 2008	(7.28%)	(13.16%)	5.88%

*	Fund performance information is net of expenses.

**	The reference index has no expenses associated with performance.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Jonathan A. Clark
Portfolio Manager

Debra L. Jelilian
Portfolio Manager

Jeffrey L. Russo, CFA
Portfolio Manager

January 22, 2009

We are pleased to announce that Jonathan Clark has assumed a new role within BlackRock effective February 2, 2009. As such, Mr. Kyle McClements has been named Portfolio Manager of S&P 500® GEAREDSM Fund Inc., and is responsible for the day-to-day management of the portfolio along with Ms. Jelilian and Mr. Russo. Mr. McClements has been a Director of BlackRock since 2006 and Vice President thereof from 2005 to 2006. Prior to that Mr. McClements was Vice President at State Street Research from 2004 to 2005.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	3

Schedule of Investments as of December 31, 2008

Industry	Common Stocks	Shares Held	Value

Aerospace & Defense — 2.6%
	Boeing Co.	3,074	$131,125
	General Dynamics Corp.	1,641	94,505
	Goodrich Corp.	519	19,213
	Honeywell International, Inc.	3,053	100,230
	L-3 Communications Holdings, Inc.	504	37,185
	Lockheed Martin Corp.	1,382	116,199
	Northrop Grumman Corp.	1,385	62,380
	Precision Castparts Corp.	578	34,379
	Raytheon Co.	1,731	88,350
	Rockwell Collins, Inc.	662	25,878
	United Technologies Corp.	3,981	213,382

			922,826

	Air Freight & Logistics — 1.1%
	C.H. Robinson Worldwide, Inc.	706	38,851
	Expeditors International Washington, Inc.	884	29,411
	FedEx Corp.	1,292	82,882
	United Parcel Service, Inc. Class B	4,167	229,852

			380,996

	Airlines — 0.1%
	Southwest Airlines Co.	3,048	26,274

	Auto Components — 0.1%
	The Goodyear Tire & Rubber Co. (a)	1,002	5,982
	Johnson Controls, Inc.	2,465	44,764

			50,746

	Automobiles — 0.1%
	Ford Motor Co. (a)	9,822	22,492
	General Motors Corp.	2,616	8,371
	Harley-Davidson, Inc.	977	16,580

			47,443

	Beverages — 2.4%
	Brown-Forman Corp. Class B	407	20,956
	The Coca-Cola Co.	8,297	375,605
	Coca-Cola Enterprises, Inc.	1,317	15,844
	Constellation Brands, Inc. Class A (a)	806	12,711
	Dr. Pepper Snapple Group, Inc. (a)	1,053	17,111
	Molson Coors Brewing Co. Class B	625	30,575
	Pepsi Bottling Group, Inc.	567	12,763
	PepsiCo, Inc.	6,493	355,622

			841,187

	Biotechnology — 2.0%
	Amgen, Inc. (a)	4,418	255,140
	Biogen Idec, Inc. (a)	1,205	57,394
	Celgene Corp. (a)	1,899	104,977
	Cephalon, Inc. (a)	294	22,650
	Genzyme Corp. (a)	1,117	74,135
	Gilead Sciences, Inc. (a)	3,836	196,173

			710,469

	Building Products — 0.1%
	Masco Corp.	1,495	16,639

	Capital Markets — 2.2%
	American Capital Ltd.	860	2,786
	Ameriprise Financial, Inc.	901	21,047
	The Bank of New York Mellon Corp.	4,759	134,822
	The Charles Schwab Corp.	3,873	62,626
	E*Trade Financial Corp. (a)	2,139	2,460
	Federated Investors, Inc. Class B	350	5,936

Industry	Common Stocks	Shares Held	Value

	Capital Markets (concluded)
	Franklin Resources, Inc.	632	$40,309
	The Goldman Sachs Group, Inc.	1,840	155,278
	Invesco Ltd. (b)	1,607	23,205
	Janus Capital Group, Inc.	664	5,332
	Legg Mason, Inc.	588	12,883
	Merrill Lynch & Co., Inc. (c)	6,673	77,674
	Morgan Stanley	4,460	71,538
	Northern Trust Corp.	918	47,865
	State Street Corp.	1,792	70,479
	T. Rowe Price Group, Inc.	1,074	38,063

			772,303

	Chemicals — 1.6%
	Air Products & Chemicals, Inc.	879	44,187
	CF Industries Holdings, Inc.	235	11,553
	The Dow Chemical Co.	3,840	57,946
	E.I. du Pont de Nemours & Co.	3,745	94,749
	Eastman Chemical Co.	317	10,052
	Ecolab, Inc.	722	25,378
	International Flavors & Fragrances, Inc.	319	9,481
	Monsanto Co.	2,285	160,750
	PPG Industries, Inc.	681	28,895
	Praxair, Inc.	1,300	77,168
	Rohm & Haas Co.	514	31,760
	Sigma-Aldrich Corp.	523	22,092

			574,011

	Commercial Banks — 2.9%
	BB&T Corp.	2,281	62,636
	Comerica, Inc.	625	12,406
	Fifth Third Bancorp	2,399	19,816
	First Horizon National Corp.	853	9,020
	Huntington Bancshares, Inc.	1,521	11,651
	KeyCorp	2,054	17,500
	M&T Bank Corp.	320	18,371
	Marshall & Ilsley Corp.	1,077	14,690
	National City Corp.	8,689	15,727
	The PNC Financial Services Group, Inc.	1,451	71,099
	Regions Financial Corp.	2,885	22,965
	SunTrust Banks, Inc.	1,468	43,365
	U.S. Bancorp	7,317	182,998
	Wachovia Corp.	8,963	49,655
	Wells Fargo & Co.	15,804	465,902
	Zions Bancorporation	476	11,667

			1,029,468

	Commercial Services & Supplies — 0.5%
	Avery Dennison Corp.	441	14,434
	Cintas Corp.	549	12,753
	Pitney Bowes, Inc.	863	21,989
	R.R. Donnelley & Sons Co.	872	11,842
	Republic Services, Inc. Class A	1,305	32,351
	Stericycle, Inc. (a)	372	19,374
	Waste Management, Inc.	2,036	67,473

			180,216

4	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Communications Equipment — 2.3%
	Ciena Corp. (a)	328	$2,198
	Cisco Systems, Inc. (a)	24,415	397,965
	Corning, Inc.	6,539	62,317
	Harris Corp.	557	21,194
	JDS Uniphase Corp. (a)	891	3,252
	Juniper Networks, Inc. (a)	2,231	39,065
	Motorola, Inc.	9,405	41,664
	QUALCOMM, Inc.	6,904	247,370
	Tellabs, Inc. (a)	1,651	6,802

			821,827

	Computers & Peripherals — 4.0%
	Apple, Inc. (a)	3,707	316,392
	Dell, Inc. (a)	7,236	74,097
	EMC Corp. (a)	8,563	89,655
	Hewlett-Packard Co.	10,213	370,630
	International Business Machines Corp.	5,602	471,464
	Lexmark International, Inc. Class A (a)	350	9,415
	NetApp, Inc. (a)	1,360	18,999
	QLogic Corp. (a)	546	7,338
	SanDisk Corp. (a)	935	8,976
	Sun Microsystems, Inc. (a)	3,127	11,945
	Teradata Corp. (a)	741	10,989

			1,389,900

	Construction & Engineering — 0.2%
	Fluor Corp.	746	33,473
	Jacobs Engineering Group, Inc. (a)	508	24,435

			57,908

	Construction Materials — 0.1%
	Vulcan Materials Co.	456	31,728

	Consumer Finance — 0.5%
	American Express Co.	4,813	89,281
	Capital One Financial Corp.	1,616	51,534
	Discover Financial Services, Inc.	1,991	18,974
	SLM Corp. (a)	1,941	17,275

			177,064

	Containers & Packaging — 0.2%
	Ball Corp.	400	16,636
	Bemis Co.	400	9,472
	Owens-Illinois, Inc. (a)	700	19,131
	Pactiv Corp. (a)	543	13,510
	Sealed Air Corp.	656	9,801

			68,550

	Distributors — 0.1%
	Genuine Parts Co.	672	25,442

	Diversified Consumer Services — 0.2%
	Apollo Group, Inc. Class A (a)	441	33,789
	H&R Block, Inc.	1,384	31,444

			65,233

	Diversified Financial Services — 3.1%
	Bank of America Corp. (d)(e)	20,923	294,596
	CIT Group, Inc.	1,486	6,746
	CME Group, Inc.	279	58,063
	Citigroup, Inc.	22,724	152,478
	IntercontinentalExchange, Inc. (a)	308	25,392
	JPMorgan Chase & Co.	15,564	490,733
	Leucadia National Corp.	735	14,553

Industry	Common Stocks	Shares Held	Value

	Diversified Financial Services (concluded)
	Moody’s Corp.	819	$16,454
	The NASDAQ Stock Market, Inc. (a)	564	13,936
	NYSE Euronext	1,104	30,228

			1,103,179

	Diversified Telecommunication Services — 3.4%
	AT&T Inc. (d)	24,575	700,388
	CenturyTel, Inc.	425	11,615
	Embarq Corp.	615	22,115
	Frontier Communications Corp.	1,313	11,476
	Qwest Communications International Inc.	6,163	22,433
	Verizon Communications, Inc.	11,845	401,546
	Windstream Corp.	1,826	16,799

			1,186,372

	Electric Utilities — 2.3%
	Allegheny Energy, Inc.	701	23,736
	American Electric Power Co., Inc.	1,670	55,578
	Duke Energy Corp.	5,251	78,818
	Edison International	1,353	43,458
	Entergy Corp.	795	66,088
	Exelon Corp.	2,744	152,594
	FPL Group, Inc.	1,696	85,360
	FirstEnergy Corp.	1,265	61,454
	PPL Corp.	1,555	47,723
	Pepco Holdings, Inc.	850	15,096
	Pinnacle West Capital Corp.	408	13,109
	Progress Energy, Inc.	1,088	43,357
	The Southern Co.	3,206	118,622

			804,993

	Electrical Equipment — 0.5%
	Cooper Industries Ltd. Class A	722	21,104
	Emerson Electric Co.	3,221	117,921
	Rockwell Automation, Inc.	604	19,473

			158,498

	Electronic Equipment & Instruments — 0.3%
	Agilent Technologies, Inc. (a)	1,484	23,195
	Amphenol Corp. Class A	734	17,601
	Flir Systems, Inc. (a)	600	18,408
	Jabil Circuit, Inc.	859	5,798
	Molex, Inc.	593	8,593
	Tyco Electronics Ltd.	1,943	31,496

			105,091

	Energy Equipment & Services — 1.5%
	BJ Services Co.	1,222	14,261
	Baker Hughes, Inc.	1,280	41,050
	Cameron International Corp. (a)	904	18,532
	ENSCO International, Inc.	595	16,892
	Halliburton Co.	3,691	67,102
	Nabors Industries Ltd. (a)	1,163	13,921
	National Oilwell Varco, Inc. (a)	1,733	42,355
	Noble Corp.	1,117	24,675
	Rowan Cos., Inc.	467	7,425
	Schlumberger Ltd.	4,988	211,142
	Smith International, Inc.	897	20,532
	Weatherford International Ltd. (a)	2,826	30,577

			508,464

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	5

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Food & Staples Retailing — 3.1%
	CVS Caremark Corp.	5,989	$172,124
	Costco Wholesale Corp.	1,805	94,763
	The Kroger Co.	2,719	71,809
	SUPERVALU, Inc.	883	12,892
	SYSCO Corp.	2,499	57,327
	Safeway, Inc.	1,807	42,952
	Wal-Mart Stores, Inc.	9,324	522,703
	Walgreen Co.	4,109	101,369
	Whole Foods Market, Inc.	583	5,504

			1,081,443

	Food Products — 1.7%
	Archer-Daniels-Midland Co.	2,675	77,120
	Campbell Soup Co.	879	26,379
	ConAgra Foods, Inc.	1,881	31,037
	Dean Foods Co. (a)	632	11,357
	General Mills, Inc.	1,396	84,807
	H.J. Heinz Co.	1,297	48,767
	The Hershey Co.	688	23,901
	The J.M. Smucker Co.	490	21,246
	Kellogg Co.	1,040	45,604
	Kraft Foods, Inc.	6,159	165,369
	McCormick & Co., Inc.	535	17,045
	Sara Lee Corp.	2,933	28,714
	Tyson Foods, Inc. Class A	1,247	10,924

			592,270

	Gas Utilities — 0.1%
	Equitable Resources, Inc.	569	19,090
	Nicor, Inc.	187	6,496
	Questar Corp.	720	23,537

			49,123

	Health Care Equipment & Supplies — 2.0%
	Baxter International, Inc.	2,602	139,441
	Becton Dickinson & Co.	1,011	69,142
	Boston Scientific Corp. (a)	6,231	48,228
	C.R. Bard, Inc.	412	34,715
	Covidien Ltd.	2,083	75,488
	Dentsply International, Inc.	600	16,944
	Hospira, Inc. (a)	662	17,755
	Intuitive Surgical, Inc. (a)	161	20,445
	Medtronic, Inc.	4,684	147,171
	St. Jude Medical, Inc. (a)	1,419	46,770
	Stryker Corp.	1,027	41,029
	Varian Medical Systems, Inc. (a)	518	18,151
	Zimmer Holdings, Inc. (a)	935	37,793

			713,072

	Health Care Providers & Services — 2.0%
	Aetna, Inc.	1,943	55,376
	AmerisourceBergen Corp.	658	23,464
	Cardinal Health, Inc.	1,491	51,395
	Cigna Corp.	1,141	19,226
	Coventry Health Care, Inc. (a)	616	9,166
	DaVita, Inc. (a)	433	21,464
	Express Scripts, Inc. (a)	1,024	56,300
	Humana, Inc. (a)	701	26,133
	Laboratory Corp. of America Holdings (a)	462	29,757
	McKesson Corp.	1,145	44,346
	Medco Health Solutions, Inc. (a)	2,094	87,760

Industry	Common Stocks	Shares Held	Value

	Health Care Providers & Services (concluded)
	Patterson Cos., Inc. (a)	378	$7,088
	Quest Diagnostics, Inc.	656	34,053
	Tenet Healthcare Corp. (a)	1,723	1,981
	UnitedHealth Group, Inc.	5,055	134,463
	WellPoint, Inc. (a)	2,123	89,442

			691,414

	Health Care Technology — 0.0%
	IMS Health, Inc.	756	11,461

	Hotels, Restaurants & Leisure — 1.5%
	Carnival Corp.	1,814	44,116
	Darden Restaurants, Inc.	583	16,429
	International Game Technology	1,274	15,148
	Marriott International, Inc. Class A	1,227	23,865
	McDonald’s Corp.	4,662	289,930
	Starbucks Corp. (a)	3,034	28,702
	Starwood Hotels & Resorts Worldwide, Inc.	775	13,873
	Wyndham Worldwide Corp.	738	4,834
	Wynn Resorts Ltd. (a)	245	10,354
	Yum! Brands, Inc.	1,946	61,299

			508,550

	Household Durables — 0.4%
	Black & Decker Corp.	249	10,411
	Centex Corp.	539	5,735
	D.R. Horton, Inc.	1,144	8,088
	Fortune Brands, Inc.	622	25,676
	Harman International Industries, Inc.	243	4,065
	KB Home	330	4,495
	Leggett & Platt, Inc.	667	10,132
	Lennar Corp. Class A	611	5,297
	Newell Rubbermaid, Inc.	1,151	11,257
	Pulte Homes, Inc.	888	9,706
	Snap-On, Inc.	238	9,372
	The Stanley Works	321	10,946
	Whirlpool Corp.	309	12,777

			127,957

	Household Products — 3.0%
	Clorox Co.	573	31,836
	Colgate-Palmolive Co.	2,099	143,865
	Kimberly-Clark Corp.	1,724	90,924
	The Procter & Gamble Co.	12,451	769,721

			1,036,346

	IT Services — 0.9%
	Affiliated Computer Services, Inc. Class A (a)	404	18,564
	Automatic Data Processing, Inc.	2,112	83,086
	Cognizant Technology Solutions Corp. (a)	1,211	21,871
	Computer Sciences Corp. (a)	628	22,068
	Convergys Corp. (a)	507	3,250
	Fidelity National Information Services, Inc.	788	12,821
	Fiserv, Inc. (a)	681	24,768
	MasterCard, Inc. Class A	300	42,879
	Paychex, Inc.	1,332	35,005
	Total System Services, Inc.	822	11,508
	The Western Union Co.	3,020	43,307

			319,127

6	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Independent Power Producers & Energy Traders — 0.1%
	The AES Corp. (a)	2,831	$23,327
	Constellation Energy Group, Inc.	740	18,567
	Dynegy, Inc. Class A (a)	2,100	4,200

			46,094

	Industrial Conglomerates — 2.7%
	3M Co.	2,902	166,981
	General Electric Co.	43,799	709,544
	Textron, Inc.	1,032	14,314
	Tyco International Ltd.	1,971	42,573

			933,412

	Insurance — 2.5%
	AON Corp.	1,144	52,258
	Aflac, Inc.	1,963	89,984
	The Allstate Corp.	2,248	73,644
	American International Group, Inc.	11,163	17,526
	Assurant, Inc.	492	14,760
	Chubb Corp.	1,497	76,347
	Cincinnati Financial Corp.	674	19,593
	Genworth Financial, Inc. Class A	1,799	5,091
	Hartford Financial Services Group, Inc.	1,251	20,541
	Lincoln National Corp.	1,066	20,083
	Loews Corp.	1,503	42,460
	MBIA, Inc.	813	3,309
	Marsh & McLennan Cos., Inc.	2,129	51,671
	MetLife, Inc.	3,293	114,794
	Principal Financial Group, Inc.	1,076	24,285
	The Progressive Corp.	2,805	41,542
	Prudential Financial, Inc.	1,773	53,651
	Torchmark Corp.	362	16,181
	The Travelers Cos., Inc.	2,453	110,876
	UnumProvident Corp.	1,413	26,282
	XL Capital Ltd. Class A	1,296	4,795

			879,673

	Internet & Catalog Retail — 0.2%
	Amazon.com, Inc. (a)	1,331	68,254
	Expedia, Inc. (a)	870	7,169

			75,423

	Internet Software & Services — 1.3%
	Akamai Technologies, Inc. (a)	703	10,608
	eBay, Inc. (a)	4,508	62,932
	Google, Inc. Class A (a)	1,000	307,650
	VeriSign, Inc. (a)	802	15,302
	Yahoo! Inc. (a)	5,754	70,199

			466,691

	Leisure Equipment & Products — 0.1%
	Eastman Kodak Co.	1,197	7,876
	Hasbro, Inc.	521	15,198
	Mattel, Inc.	1,498	23,968

			47,042

	Life Sciences Tools & Services — 0.3%
	Life Technologies Corp (a)	693	16,154
	Millipore Corp. (a)	229	11,798
	PerkinElmer, Inc.	496	6,899
	Thermo Fisher Scientific, Inc. (a)	1,739	59,248
	Waters Corp. (a)	411	15,063

			109,162

Industry	Common Stocks	Shares Held	Value

	Machinery — 1.6%
	Caterpillar, Inc.	2,527	$112,881
	Cummins, Inc.	841	22,480
	Danaher Corp.	1,059	59,950
	Deere & Co.	1,773	67,941
	Dover Corp.	780	25,678
	Eaton Corp.	690	34,300
	Flowserve Corp.	238	12,257
	ITT Corp.	754	34,676
	Illinois Tool Works, Inc.	1,660	58,183
	Ingersoll-Rand Co. Class A	1,322	22,937
	Manitowoc Co.	542	4,694
	PACCAR, Inc.	1,508	43,129
	Pall Corp.	498	14,158
	Parker Hannifin Corp.	689	29,310

			542,574

	Media — 2.4%
	CBS Corp. Class B	2,824	23,129
	Comcast Corp. Class A	12,055	203,488
	The DIRECTV Group, Inc. (a)	2,296	52,601
	Gannett Co., Inc.	948	7,584
	Interpublic Group of Cos., Inc. (a)	1,979	7,837
	The McGraw-Hill Cos., Inc.	1,318	30,564
	Meredith Corp.	150	2,568
	The New York Times Co. Class A	484	3,548
	News Corp. Class A	9,532	86,646
	Omnicom Group Inc.	1,323	35,615
	Scripps Networks Interactive	373	8,206
	Time Warner, Inc.	14,959	150,488
	Viacom, Inc. Class B (a)	2,578	49,137
	Walt Disney Co.	7,755	175,961
	The Washington Post Co. Class B	24	9,366

			846,738

	Metals & Mining — 0.7%
	AK Steel Holding Corp.	467	4,352
	Alcoa, Inc.	3,378	38,036
	Allegheny Technologies, Inc.	416	10,620
	Freeport-McMoRan Copper & Gold, Inc. Class B	1,594	38,957
	Newmont Mining Corp.	1,896	77,167
	Nucor Corp.	1,314	60,707
	Titanium Metals Corp.	354	3,119
	United States Steel Corp.	488	18,154

			251,112

	Multi-Utilities — 1.4%
	Ameren Corp.	873	29,036
	CMS Energy Corp.	900	9,099
	CenterPoint Energy, Inc.	1,415	17,857
	Consolidated Edison, Inc.	1,134	44,147
	DTE Energy Co.	677	24,149
	Dominion Resources, Inc.	2,408	86,303
	Integrys Energy Group, Inc.	312	13,410
	NiSource, Inc.	1,139	12,495
	PG&E Corp.	1,488	57,600
	Public Service Enterprise Group, Inc.	2,111	61,578
	SCANA Corp.	500	17,800
	Sempra Energy	1,023	43,610
	TECO Energy, Inc.	884	10,917
	Wisconsin Energy Corp.	485	20,360
	Xcel Energy, Inc.	1,851	34,336

			482,697

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	7

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Multiline Retail — 0.7%
	Big Lots, Inc. (a)	341	$4,941
	Family Dollar Stores, Inc.	580	15,121
	J.C. Penney Co., Inc.	922	18,163
	Kohl’s Corp. (a)	1,264	45,757
	Macy’s, Inc.	1,747	18,081
	Nordstrom, Inc.	662	8,811
	Sears Holdings Corp. (a)	236	9,173
	Target Corp.	3,133	108,182

			228,229

	Office Electronics — 0.1%
	Xerox Corp.	3,622	28,867

	Oil, Gas & Consumable Fuels — 11.0%
	Anadarko Petroleum Corp.	1,932	74,479
	Apache Corp.	1,388	103,448
	Cabot Oil & Gas Corp. Class A	429	11,154
	Chesapeake Energy Corp.	2,222	35,930
	Chevron Corp.	8,473	626,748
	ConocoPhillips	6,217	322,041
	Consol Energy, Inc.	760	21,721
	Devon Energy Corp.	1,834	120,512
	EOG Resources, Inc.	1,033	68,777
	El Paso Corp.	2,912	22,801
	Exxon Mobil Corp.	21,212	1,693,354
	Hess Corp.	1,175	63,027
	Marathon Oil Corp.	2,929	80,137
	Massey Energy Co.	351	4,840
	Murphy Oil Corp.	791	35,081
	Noble Energy, Inc.	717	35,291
	Occidental Petroleum Corp.	3,391	203,426
	Peabody Energy Corp.	1,129	25,685
	Pioneer Natural Resources Co.	497	8,041
	Range Resources Corp.	644	22,147
	Southwestern Energy Co. (a)	1,425	41,282
	Spectra Energy Corp.	2,552	40,168
	Sunoco, Inc.	485	21,078
	Tesoro Corp.	573	7,546
	Valero Energy Corp.	2,172	47,002
	Williams Cos., Inc.	2,392	34,636
	XTO Energy, Inc.	2,389	84,260

			3,854,612

	Paper & Forest Products — 0.2%
	International Paper Co.	1,775	20,945
	MeadWestvaco Corp.	710	7,945
	Weyerhaeuser Co.	877	26,845

			55,735

	Personal Products — 0.2%
	Avon Products, Inc.	1,767	42,461
	The Estée Lauder Cos., Inc. Class A	477	14,768

			57,229

	Pharmaceuticals — 7.4%
	Abbott Laboratories	6,470	345,304
	Allergan, Inc.	1,277	51,489
	Bristol-Myers Squibb Co.	8,255	191,929
	Eli Lilly & Co.	4,172	168,006
	Forest Laboratories, Inc. (a)	1,266	32,245
	Johnson & Johnson	11,570	692,233
	King Pharmaceuticals, Inc. (a)	1,013	10,758

Industry	Common Stocks	Shares Held	Value

	Pharmaceuticals (concluded)
	Merck & Co., Inc.	8,837	$268,645
	Mylan, Inc. (a)	1,265	12,511
	Pfizer, Inc.	28,119	497,987
	Schering-Plough Corp.	6,749	114,935
	Watson Pharmaceuticals, Inc. (a)	429	11,399
	Wyeth	5,552	208,256

			2,605,697

	Professional Services — 0.1%
	Dun & Bradstreet Corp.	215	16,598
	Equifax, Inc.	532	14,109
	Monster Worldwide, Inc. (a)	516	6,238
	Robert Half International, Inc.	647	13,471

			50,416

	Real Estate Investment Trusts (REITs) — 0.9%
	Apartment Investment & Management Co. Class A	443	5,117
	AvalonBay Communities, Inc.	320	19,386
	Boston Properties, Inc.	497	27,335
	Developers Diversified Realty Corp.	500	2,440
	Equity Residential	1,125	33,548
	HCP, Inc.	1,045	29,020
	Host Marriott Corp.	2,158	16,336
	Kimco Realty Corp.	943	17,238
	Plum Creek Timber Co., Inc.	710	24,665
	ProLogis	1,124	15,612
	Public Storage	520	41,340
	Simon Property Group, Inc.	934	49,623
	Vornado Realty Trust	569	34,339

			315,999

	Real Estate Management & Development — 0.0%
	CB Richard Ellis Group, Inc. (a)	798	3,447

	Road & Rail — 0.9%
	Burlington Northern Santa Fe Corp.	1,172	88,732
	CSX Corp.	1,669	54,192
	Norfolk Southern Corp.	1,558	73,304
	Ryder System, Inc.	234	9,075
	Union Pacific Corp.	2,114	101,049

			326,352

	Semiconductors & Semiconductor Equipment — 2.0%
	Advanced Micro Devices, Inc. (a)	2,522	5,448
	Altera Corp.	1,249	20,871
	Analog Devices, Inc.	1,206	22,938
	Applied Materials, Inc.	5,571	56,434
	Broadcom Corp. Class A (a)	1,832	31,089
	Intel Corp.	23,206	340,200
	KLA-Tencor Corp.	719	15,667
	LSI Corp. (a)	2,673	8,794
	Linear Technology Corp.	920	20,350
	MEMC Electronic Materials, Inc. (a)	938	13,395
	Microchip Technology, Inc.	764	14,921
	Micron Technology, Inc. (a)	3,160	8,342
	National Semiconductor Corp.	810	8,157
	Novellus Systems, Inc. (a)	413	5,096
	Nvidia Corp. (a)	2,300	18,561
	Teradyne, Inc. (a)	702	2,962
	Texas Instruments, Inc.	5,442	84,460
	Xilinx, Inc.	1,148	20,457

			698,142

8	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

Software — 3.4%
	Adobe Systems, Inc. (a)	2,202	$46,881
	Autodesk, Inc. (a)	934	18,353
	BMC Software, Inc. (a)	789	21,232
	CA, Inc.	1,635	30,297
	Citrix Systems, Inc. (a)	757	17,842
	Compuware Corp. (a)	1,059	7,148
	Electronic Arts, Inc. (a)	1,324	21,237
	Intuit, Inc. (a)	1,333	31,712
	McAfee, Inc. (a)	700	24,199
	Microsoft Corp.	31,901	620,155
	Novell, Inc. (a)	1,434	5,578
	Oracle Corp. (a)	16,335	289,620
	Salesforce.com, Inc. (a)	432	13,828
	Symantec Corp. (a)	3,484	47,104

			1,195,186

Specialty Retail — 1.7%
	Abercrombie & Fitch Co. Class A	361	8,328
	AutoNation, Inc. (a)	448	4,426
	AutoZone, Inc. (a)	159	22,176
	Bed Bath & Beyond, Inc. (a)	1,081	27,479
	Best Buy Co., Inc.	1,402	39,410
	GameStop Corp. Class A (a)	678	14,685
	The Gap, Inc.	1,950	26,111
	Home Depot, Inc.	7,070	162,751
	Limited Brands, Inc.	1,183	11,877
	Lowe’s Cos., Inc.	6,084	130,928
	Office Depot, Inc. (a)	1,143	3,406
	RadioShack Corp.	545	6,507
	The Sherwin-Williams Co.	410	24,498
	Staples, Inc.	2,952	52,900
	TJX Cos., Inc.	1,741	35,812
	Tiffany & Co.	515	12,169

			583,463

Textiles, Apparel & Luxury Goods — 0.4%
	Coach, Inc. (a)	1,386	28,787
	Jones Apparel Group, Inc.	347	2,033
	Nike, Inc. Class B	1,629	83,079
	Polo Ralph Lauren Corp.	236	10,717
	VF Corp.	362	19,827

			144,443

Thrifts & Mortgage Finance — 0.2%
	Hudson City Bancorp, Inc.	2,157	34,426
	People’s United Financial, Inc.	1,499	26,727
	Sovereign Bancorp, Inc. (a)	2,304	6,866

			68,019

Tobacco — 1.7%
	Altria Group, Inc.	8,551	128,778
	Lorillard, Inc.	716	40,347
	Philip Morris International, Inc.	8,457	367,964
	Reynolds American, Inc.	706	28,459
	UST, Inc.	613	42,530

			608,078

Industry	Common Stocks	Shares Held	Value

Trading Companies & Distributors — 0.1%
	Fastenal Co.	536	$18,680
	W.W. Grainger, Inc.	269	21,208

			39,888

Wireless Telecommunication Services — 0.2%
	American Tower Corp. Class A (a)	1,635	47,938
	Sprint Nextel Corp. (a)	11,850	21,686

			69,624

	Total Common Stocks (Cost — $40,320,209) — 93.6%		32,801,634

Short-Term Securities	Maturity Date	Yield	Face Amount

Time Deposits — 7.6%
State Street Bank & Trust Co.	1/02/09	0.01%	$2,689,480	2,689,480

Total Short-Term Securities (Cost — $2,689,480) — 7.6%				2,689,480

Options Purchased			Number of Contracts

Call Options Purchased
S&P 500 Index, expiring November 2009 at USD 904.88, BNP Paribas			76,160	8,793,638

Total Options Purchased (Premium Paid — $10,750,843) — 25.1%				8,793,638

Total Investments Before Options Written (Cost — $53,760,532*) — 126.3%				44,284,752

Options Written

Call Options Written
S&P 500 Index, expiring November 2009 at USD 999.89, BNP Paribas			114,240	(8,249,205)

Total Options Written (Premium Received — $10,750,843) — (23.5%)				(8,249,205)

Total Investments, Net of Options Written (Net Cost — $43,009,689) — 102.8%				36,035,547

Liabilities in Excess of Other Assets — (2.8%)				(976,085)

Net Assets — 100.0%				$35,059,462

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	9

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$53,930,851

Gross unrealized appreciation	$4,389,914
Gross unrealized depreciation	(14,036,013)

Net unrealized depreciation	$(9,646,099)

(a)	Non-income producing security.

(b)	Depositary receipts.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Dividend Income

Merrill Lynch & Co., Inc.	$109,673	$86,941	$(53,419)	$7,988

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Please see Note 6 of the Notes to Financial Statements.

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Appreciation (Depreciation)

38	E-mini S&P 500	March 2009	$1,700,540	$9,650

•

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments†

		Assets	Liabilities

Level 1	$32,801,634	$9,650	—
Level 2	2,689,480	8,793,638	$(8,249,205)
Level 3	—	—	—

Total	$35,491,114	$8,803,288	$(8,249,205)

†	Other financial instruments are options and futures.

See Notes to Financial Statements.

10	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Statement of Assets, Liabilities and Capital

As of December 31, 2008

Assets

Investments in unaffiliated securities, at value (identified cost — $42,748,763)		$35,413,440
Investments in affiliated securities, at value (identified cost — $260,926)		77,674
Options purchased, at value (premiums paid — $10,750,843)		8,793,638
Collateral on options		410,000
Receivables:
Dividends	$74,448
Securities sold	63,459
Variation margin	22,326	160,233

Total assets		44,854,985

Liabilities

Collateral on options (including accrued interest of $167)		1,410,167
Options written, at value (premiums received — $10,750,843)		8,249,205
Payables:
Securities purchased	55,275
Investment advisory fees	3,812
Custodian bank	1,189	60,276
Accrued expenses		75,875

Total liabilities		9,795,523

Net Assets

Net assets		$35,059,462

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$3,551
Paid-in capital in excess of par		61,329,280
Undistributed investment income — net	$498,168
Accumulated realized capital losses — net	(19,807,045)
Unrealized depreciation — net	(6,964,492)

Total accumulated losses — net		(26,273,369)

Total capital — Equivalent to $9.87 per share based on 3,551,176 shares of Common Stock outstanding (market price — $9.36)		$35,059,462

See Notes to Financial Statements.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	11

Statement of Operations

For the Year Ended December 31, 2008

Investment Income

Dividends (including $7,988 from affiliates)		$1,193,329
Interest		50,066

Total income		1,243,395

Expenses

Investment advisory fees	$456,112
Professional fees	71,057
Directors’ fees and expenses	63,475
Interest expense	27,956
Repurchase offer	25,899
Printing and shareholder reports	25,102
Listing fees	23,750
Transfer agent fees	22,992
Accounting services	19,071
Custodian fees	17,138
Insurance fees	5,946
Other	12,627

Total expenses		771,125

Investment income — net		472,270

Realized & Unrealized Gain (Loss) — Net

Realized loss on:
Investments — net (including $53,419 loss from affiliates)	(13,090,099)
Financial futures contracts — net	(1,432,768)
Options written — net	11,784,703	(2,738,164)

Change in unrealized appreciation/depreciation on:
Investments — net	(20,470,891)
Financial futures contracts — net	113,281
Options written — net	(1,679,384)	(22,036,994)

Total realized and unrealized loss — net		(24,775,158)

Net Decrease in Net Assets Resulting from Operations		$(24,302,888)

See Notes to Financial Statements.

12	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Statements of Changes in Net Assets

	For the Year Ended December 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Investment income — net	$472,270	$773,972
Realized gain (loss) — net	(2,738,164)	4,254,855
Change in unrealized appreciation/depreciation — net	(22,036,994)	1,365,611

Net increase (decrease) in net assets resulting from operations	(24,302,888)	6,394,438

Dividends & Distributions to Shareholders

Investment income — net	(789,231)	(818,543)
Realized gain — net	(7,095,591)	(9,588,789)

Net decrease in net assets resulting from dividends and distributions to shareholders	(7,884,822)	(10,407,332)

Common Stock Transactions

Net redemption of Common Stock resulting from a repurchase offer (including $36,297 and $29,511 of repurchase fees, respectively)	(1,778,542)	(4,188,616)

Net Assets

Total decrease in net assets	(33,966,252)	(8,201,510)
Beginning of year	69,025,714	77,227,224

End of year*	$35,059,462	$69,025,714

* Undistributed investment income — net	$498,168	$789,230

See Notes to Financial Statements.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	13

Financial Highlights

					For the Period October 1, 2005 to December 31, 2005(a)		For the Period November 1, 2004(b) to September 30, 2005

	For the Year Ended December 31,
The following per share data and ratios have been derived from information provided in the financial statements.
	2008		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$18.47		$19.63	$19.66	$21.27		$19.10

Investment income — net(c)	.13		.20	.16	.04		.20
Realized and unrealized gain (loss) — net	(6.62	)(d)	1.42 (d)	2.45 (d)	.70		2.10

Total from investment operations	(6.49)		1.62	2.61	.74		2.30

Less dividends and distributions:
Investment income — net	(.21)		(.22)	—	(.19)		(.09)
Realized gain — net	(1.90)		(2.56)	(2.64)	(2.16)		—

Total dividends and distributions	(2.11)		(2.78)	(2.64)	(2.35)		(.09)

Offering costs resulting from the issuance of Common Stock	—		—	—	—		(.04)

Net asset value, end of period	$9.87		$18.47	$19.63	$19.66		$21.27

Market price per share, end of period	$9.36		$17.21	$18.76	$18.85		$20.38

Total Investment Return(e)

Based on net asset value per share	(35.78%)		8.76%	13.88%	4.18	%(f)	11.90	%(f)

Based on market price per share	(34.64%)		6.04%	13.51%	4.25	%(f)	2.39	%(f)

Ratios to Average Net Assets

Expenses, excluding interest expense	1.33%		1.08%	1.20%	1.29	%(g)	1.07	%(g)

Expenses	1.38%		1.45%	1.34%	1.29	%(g)	1.13	%(g)

Investment income — net	.85%		.97%	.78%	.76	%(g)	1.10	%(g)

Supplemental Data

Net assets, end of period (in thousands)	$35,059		$69,026	$77,227	$103,142		$148,787

Portfolio turnover	5%		4%	5%	1%		5%

(a)	Effective October 1, 2005, the Fund changed its year end date to December 31.

(b)	Commencement of operations.

(c)	Based on average shares outstanding.

(d)	Includes repurchase offer fees, which are less than $.01 per share.

(e)

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(f)	Aggregate total investment return.

(g)	Annualized.

See Notes to Financial Statements.

14	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

S&P 500® GEAREDSM Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company with a fixed term of approximately five years. The expected termination date of the Fund is on or about December 15, 2009. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol GRE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). The value of swaps, including interest rate swaps, caps and floors, will be determined by reference to the value of the components when such components consist of securities for which market quotations are available. In the absence of obtainable quotations, swaps will be valued by obtaining dealer quotations. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Overnight Time Deposits are valued at the amount deposited each day. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Real Estate Investment Trusts (REITs) — A portion of distributions received from REITs may constitute a return of capital. During the year an amount, based upon prior experience and guidance from the REITs is reclassified from dividend income and recorded as an adjustment to basis of the REIT holdings.The adjustment is a reduction in basis and is reflected in either unrealized appreciation (depreciation) or realized gain (loss).

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund’s index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	15

Notes to Financial Statements (continued)

counterparty, for certain instruments, may pledge cash or securities as collateral.

•

Options — The Fund will purchase and write call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). When cash is received as collateral for purchased options, the Fund may pay interest to the option writer. Alternatively, the counterparty may pledge securities as collateral. Written and purchased options are non-income producing investments.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes. Management has evaluated the application of FIN 48 to the Fund, and has determined that FIN 48 does not have a material impact on the Fund’s financial statements.The Fund files U.S. and various state tax returns.To the best of the Fund’s knowledge, no income tax returns are currently under examination.All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Custodian bank — The Fund recorded a bank overdraft which resulted from a failed trade that settled the next day.

(h) Recent accounting pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Disclosure required by FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(i) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $25,899 has been reclassified to paid-in capital in excess of par from undistributed net investment income as a result of a permanent difference attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

16	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .82% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. In addition, IQ Advisors has entered into a Subadvi-sory Agreement with BlackRock Investment Management, LLC (the “Subadviser”), an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). Pursuant to the agreement, the Subadviser provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays the Subadviser a monthly fee at an annual rate equal to .35% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock. ML & Co. is a substantial owner of BlackRock.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of IQ Advisors, received $1,080 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co. and/or BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $2,846,728 and $12,130,013, respectively.

Transactions in options written outstanding for the year ended December 31, 2008 were as follows:

	Number of Contracts	Premiums Received

Outstanding call options written, beginning of year	139,308	$14,124,612
Options written	114,240	10,750,843
Options closed	(20,100)	(2,037,973)
Options expired	(119,208)	(12,086,639)

Outstanding call options written, end of year	114,240	$10,750,843

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended December 31, 2008 and December 31, 2007 decreased by 186,904 and 196,741,respectively, as a result of repurchase offers.

Subject to the approval of the Board of Directors, the Fund will make offers to repurchase shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

With regard to repurchase fees, IQ Advisors will reimburse the Fund for the cost of expenses paid in excess of 2% of the value of the shares that are repurchased.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	17

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The tax character of distributions during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	12/31/08	12/31/07

Distributions paid from:
Ordinary income	$3,811,485	$7,554,741
Long-term capital gains	4,073,337	2,852,591

Total distributions	$7,884,822	$10,407,332

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income — net	$498,168
Undistributed long-term capital gains — net	—

Total undistributed earnings — net	498,168
Capital loss carryforward	(13,526,198	)*
Unrealized losses — net	(13,245,339	)**

Total accumulated losses — net	$(26,273,369)

*	As of December 31, 2008, the Fund had a capital loss carryforward of $13,526,198, all of which expires in 2016. This amount is available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain financial futures contracts and the deferral of post-October capital losses for tax purposes.

6. Subsequent Event:

Effective January 1, 2009, ML & Co., IQ Advisors’ parent, became a wholly-owned subsidiary of Bank of America Corporation (the “Transaction”).

On January 23, 2009, the Fund announced that the special meeting of stockholders scheduled for that day to vote on a new investment advisory and management agreement and a new investment subadvisory agreement (together, the “New Agreements”), to prevent any potential disruption in IQ Advisors’ and the subadviser’s ability to continue to provide services to the Fund in connection with the Transaction, was adjourned to March 6, 2009 to permit further solicitation of votes by proxy in order to achieve a quorum. ML & Co. had informed the Board of Directors of the Fund that it did not believe the Transaction would result in an “assignment” of the Fund’s current investment advisory and management agreement and current investment subadvisory agreement (together, the “Current Agreements”) under the 1940 Act, but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of the Current Agreements.

At the Board’s November 11, 2008 meeting, the Board approved an interim investment advisory and management agreement and an interim investment subadvisory agreement (together, the “Interim Agreements”) for the Fund pursuant to Rule 15a-4 under the 1940 Act to take effect upon completion of the Transaction.The Interim Agreements allow IQ Advisors and the subadviser to continue advisory and subadvisory arrangements with respect to the Fund until May 31, 2009, while the Fund continues to seek stockholder approval of the New Agreements. Compensation earned by IQ Advisors and the subadviser under the Interim Agreements will be held in an interest-bearing escrow account pending stockholder approval of the New Agreements. If stockholders approve the New Agreements by May 31, 2009, the amount held in the escrow account, including interest, will be paid to IQ Advisors and the subadviser. If stockholders of the Fund do not approve the New Agreements, IQ Advisors and the subadviser will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. In the event stockholders of the Fund do not approve the New Agreements, the Board will take such action as it deems to be in the best interests of the Fund and its stockholders.

18	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of S&P 500® GEAREDSM Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital of S&P 500® GEAREDSM Fund Inc. (the “Fund”), including the schedule of investments, as of Decem-ber 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500® GEAREDSM Fund Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, the expected termination date of the Fund is on or about December 15, 2009.

Deloitte & Touche LLP
Princeton, NJ
February 27, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by S&P 500® GEAREDSM Fund Inc. to shareholders of record on September 22, 2008:

Short-Term Capital Gain Dividends for Non-U.S. Residents	79.29	%*

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $1.089687 per share to shareholders of record on September 22, 2008.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	19

Approval of New Advisory Agreements and New Subadvisory Agreements

On September 15, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”), the parent company of IQ Investment Advisors LLC (“IQ Advisors” or the “Adviser”), announced that it had entered into a definitive Agreement and Plan of Merger with Bank of America Corporation (“Bank of America”) whereby a wholly owned subsidiary of Bank of America would be merged with and into Merrill Lynch (the “Transaction”). Merrill Lynch informed the Board of Directors of each of the funds advised by IQ Advisors (the “IQ Funds” or the “Funds”) that it did not believe the Transaction would result in an “assignment” of the Funds’ current investment advisory and management agreements (the “Current Advisory Agreements”) and current investment subadvisory agreements (the “Current Subadvisory Agreements”) (together, the “Current Agreements”) under the Investment Company Act of 1940, as amended (the “1940 Act”), but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

In anticipation of the completion of the Transaction, the Boards of Directors of each of the Funds (the “Board”) met in person on November 11, 2008 (the “Meeting”) for purposes of, among other things, considering whether it would be in the best interests of the Funds and their stockholders to approve new investment advisory and management agreements between IQ Advisors and each of the Funds (the “New Advisory Agreements”) and new investment subadvisory agreements between IQ Advisors and the respective subad-viser to each Fund (the “New Subadvisory Agreements”) (together, the “New Agreements”) that would take effect upon the closing of the Transaction. The Board also approved interim investment advisory and management agreements between IQ Advisors and each of the Funds (the “Interim Advisory Agreements”) and interim subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “Interim Subadvisory Agreements”) (together, the “Interim Agreements”) that would take effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders have not approved the respective New Agreements prior to such time.The Board considered substantially the same factors in approving the Interim Agreements as were considered in approving the New Agreements.

The Transaction was approved by the stockholders of Merrill Lynch on December 5, 2008. Effective January 1, 2009, Merrill Lynch became a wholly owned subsidiary of Bank of America. A special meeting of stockholders will be held on March 6, 2009 to vote on the approval of the New Agreements to prevent any potential disruption in the ability of IQ Advisors and the subadviser to continue to provide services to the Fund.

The following discussion summarizes the information considered and the conclusions made by the Board in approving the New Agreements.

In considering the approval of the New Advisory Agreement between IQ Advisors and each Fund, the Directors received and discussed various materials provided to them in advance of the Meeting, which included, among other things, a copy of the form of New Advisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Advisory Agreement for each Fund (other than for MLP & Strategic Equity Fund Inc. (“MLP Fund”)), at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements, including information from Lipper, Inc. (“Lipper”) with respect to MLP Fund, due diligence materials from IQ Advisors and a report on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Board regarding the Funds.

In considering whether to approve the New Advisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Advisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Advisory Agreements and Interim Advisory Agreements:

(a) Nature, Extent and Quality of Services Provided by IQ Advisors and its Affiliates — In connection with their consideration of each New Advisory Agreement, the Directors considered representations by IQ Advisors that there would be no diminution in the services to be rendered to the Funds by IQ Advisors as a result of the Transaction. The Directors noted that representatives of IQ Advisors stated that they did not anticipate any change in their personnel responsible for providing services to the Funds.

In reviewing each New Advisory Agreement, the Directors focused on the services that IQ Advisors has provided to each Fund. The Directors considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to

20	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

which IQ Advisors exercises supervision over the actions of each Fund’s respective subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors at the November 11, 2008 Board meeting and at prior Board meetings regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting.The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds.The Directors also considered each Fund’s compliance history.

The Directors noted the representations of IQ Advisors that the Transaction would have no adverse effect on the resources and strengths of IQ Advisors in managing the Funds. The Directors then discussed the anticipated financial condition of IQ Advisors and its affiliates following the Transaction. The Directors noted statements from representatives of IQ Advisors that the financial position of IQ Advisors and its affiliates is not expected to be negatively affected by the Transaction. The Directors also considered representations from IQ Advisors that the Transaction is not expected to impact IQ Advisors’ compliance personnel or compliance procedures. Based on the discussions held and the materials presented at the Board meetings held on November 11, 2008 and June 5, 2008 and other prior Board meetings, the Directors determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by IQ Advisors under the New Advisory Agreements and that they expect that the quality of such services will continue to be of high quality and beneficial to the Funds.

(b) Investment Performance of each Fund and IQ Advisors —The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed the investment performance of each Fund that is currently operating and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each such Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund — In reviewing the New Advisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Advisory Agreement for each respective Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements for all Funds. At the June 5, 2008 meeting, the Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability, including MLP Fund, to IQ Advisors and its affiliates. At the June 5, 2008 meeting, the Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors at the June 5, 2008 meeting and further discussions at the November 11, 2008 meeting and reviewing IQ Advisors’ memorandum and report, the Directors concluded that there continued to be a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors at the June 5, 2008 Board meeting regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc., from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors’ affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock, Inc. and MLPF&S) are acceptable in relation to the nature, extent and

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	21

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

quality of services provided. The Directors also concluded that each Fund continued to benefit from such services provided by IQ Advisors’ affiliates.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — In considering the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the advisory fee rate or structure in order to enable a Fund to participate in these economies of scale, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), MLP Fund and S&P 500® Covered Call Fund Inc. (“Covered Call”), is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets.

Taking into account the totality of the information and materials provided to them at Board meetings held November 11, 2008 and June 5, 2008 and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors considered representations by IQ Advisors that there would be no change in the advisory fee paid by each Fund to IQ Advisors under the New Advisory Agreements as a result of the Transaction. In considering the compensation to be paid to IQ Advisors, noting that no changes to such compensation from that payable under the Current Advisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that in connection with such considerations it had received and reviewed a comparison of both the services rendered and the fees paid under the Current Advisory Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors noted that it evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In connection with its consideration of the New Advisory Agreement for MLP Fund, the Directors noted that it had received and reviewed fee comparison data from Lipper at the November 11, 2008 Board meeting. The Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds.

Taking into account the totality of the information and materials provided to them at the Board meetings held on Novem-ber 11, 2008 and June 5, 2008 and at other prior Board meetings, the Directors concluded that the advisory fee rates proposed under each New Advisory Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

(f) Conclusion —The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Advisory Agreement were fair and reasonable, that IQ Advisors’ fees are reasonable for the services provided to each Fund, and that each New Advisory Agreement should be approved and recommended to stockholders.

Approval of New Investment Subadvisory Agreements

The Directors discussed the approval of New Subadvisory Agreements between IQ Advisors and BlackRock Investment Management, LLC (“BlackRock”), as subadviser to S&P 500® GEARED Fund Inc. (“S&P GEARED”) and Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”); Oppenheimer Capital LLC (“Oppenheimer”), as subadviser to Covered Call and Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”); Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy Fund Inc. (“Defined Strategy”); Fiduciary Asset Management, LLC (“FAMCO”), as subadviser to MLP Fund; and Nuveen Asset Management (“NAM”), as subadviser to Global Income & Currency Fund Inc. (“Global Income”) (each, a “Subadviser” and, collectively, the “Subadvisers”). The Directors also discussed the approval of Interim Subadvisory Agreements between IQ Advisors and the Subadvisers of each of the Funds, which would go into effect for a maximum of 150 days following the closing of the Transaction only in the event that

22	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

stockholders have not approved the respective New Subadvisory Agreement prior to such time.

In considering the approval of the New Subadvisory Agreement between IQ Advisors and each Subadviser, the Directors received and discussed various materials provided to them in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Subadvisory Agreements for each Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements, including due diligence materials from IQ Advisors and a report and presentation on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Directors regarding the Funds.

In considering whether to approve the New Subadvisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors and the Subadvisers including, as applicable: (i) information concerning the services rendered to the Funds by the Subadvisers; (ii) information concerning the revenues and expenses incurred by the Subad-visers from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Subadvisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Subadvisory Agreements and Interim Subadvisory Agreements:

(a) Nature, Extent and Quality of Services Provided by the Subadvisers — In reviewing the New Subadvisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for each respective Fund (other than MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements.The Directors focused on the experience of the Subadvisers in managing registered funds.The Directors considered the reputation and investment experience of the Subadvisers and their investment professionals who have served as portfolio managers and would continue to serve as portfolio managers.The Directors noted that it had met with officers of IQ Advisors and members of each Subadviser’s portfolio management team to discuss the management of each Fund’s investments at recent Board meetings.The Directors took into account the annual due diligence investment review of each Subadviser to a currently operating Fund and the report presented at a prior meeting that concluded that each such Subadviser has thus far executed its respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. The Directors noted that it had discussed each Fund’s investment strategy with representatives from the respective Sub-adviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks.The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subad-viser’s portfolio management team.The Directors considered the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the November 11, 2008 and June 5, 2008 Board meetings, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under the Current Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund.The Directors considered that the same services would be provided by the same personnel pursuant to the New Subadvisory Agreements.

(b) Investment Performance of each Fund and each Subadviser — The Directors had received and considered information about the investment performance of each Fund that is currently operating in light of its stated investment objective and made the determinations discussed above under “Investment Performance of each Fund and IQ Advisors.” As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Cost of Services Provides and Profits Realized by each Subadviser from the Relationship with each respective Fund — The Directors considered the profitability to BlackRock, a subsidiary of BlackRock, Inc., by serving as Subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	23

Approval of New Advisory Agreements and New Subadvisory Agreements (concluded)

each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — The Directors received and considered information about potential economies of scale at the November 11, 2008 and June 5, 2008 Board meetings and made the determinations discussed above under “Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale.”

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008, and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients —The Directors considered representations by IQ Advisors that there would be no change in the allocation of the fees between IQ Advisors and Subadvisers in relation to the services provided by a Subadviser, as a result of the Transaction. In considering the compensation to be paid to the Subadvis-ers, noting that no changes to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for the respective Fund (other than for MLP Fund), and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that, in connection with such considerations, the Directors had received and reviewed fee comparison data from Lipper (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. The Directors received and reviewed fee comparison data from Lipper for MLP Fund at the November 11, 2008 Board meeting. In reviewing that data, the Directors noted that the subadvisory fee with respect to each Fund was at a level that continued to be reasonable and similar to that of comparable funds.

The Directors discussed the services rendered by each Subad-viser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008 and at other prior Board meetings, among other things, the fact that the subadvisory fees were negotiated by IQ Advisors on an arm’s length basis, the Directors concluded that the subadvisory fees proposed under each New Subadvisory Agreement continued to be reasonable for the services being rendered.

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Subadvisory Agreement were fair and reasonable, that the Subadvisers’ fees are reasonable for the services provided to each Fund, and that each New Subadvisory Agreement should be approved and recommended to stockholders.

24	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowners Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan.The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	25

Proxy Results

During the six-month period ended December 31, 2008, the shareholders of S&P 500 GEARED Fund Inc. received a notice and proxy statement for a special meeting of shareholders to vote on the approval of a new investment advisory and management agreement and a new investment subadvisory agreement for the Fund. On December 19, 2008 and January 23, 2009, special meetings of shareholders were adjourned with respect to the proposals until March 6, 2009.

On December 19, 2008 and January 23, 2009, the proxies utilized their discretionary voting authority to adjourn the special meeting of shareholders and voted as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain

Proposal to adjourn special meeting of shareholders to January 23, 2009 to continue to solicit proxies to obtain quorum.	1,432,933	0	0

Proposal to adjourn special meeting of shareholders to March 6, 2009 to continue to solicit proxies to obtain quorum.	981,411	0	0

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund***	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen by Director	Other Public Directorships Held by Director

Non-Interested Directors*

Paul Glasserman	P.O. Box 9095 Princeton, NJ 08543-9095 1962	Director & Chairperson of the Board	2004 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean since July 2004.	10	None

Steven W. Kohlhagen	P.O. Box 9095 Princeton, NJ 08543-9095 1947	Director & Chairperson of the Audit Committee	2005 to present	Retired financial industry executive since August 2002.	10	Ametek, Inc.

William J. Rainer	P.O. Box 9095 Princeton, NJ 08543-9095 1946	Director	2004 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	10	None

Laura S. Unger	P.O. Box 9095 Princeton, NJ 08543-9095 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	Independent Consultant since 2002; Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Regulatory Expert for CNBC (2002 – 2003).	10	CA, Inc. (software) and Ambac Financial Group, Inc.

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**

Each Director will serve for a term of one year and until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***

Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainer, Chairman of the Board; Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

26	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers*

Mitchell M. Cox	P.O. Box 9011 Princeton, NJ 08543-9011 1965	President	2004 to present

IQ Investment Advisors LLC, President since April 2004; Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”), Managing Director, Head of Global Investments & Insurance Solutions since 2008; MLPF&S, Managing Director, Head of Financial Products Group (2007 – 2008); MLPF&S, Managing Director, Head of Global Wealth Management Market Investments & Origination (2003 – 2007); MLPF&S, Managing Director, Head of Structured Products Origination and Sales (2001 – 2003); MLPF&S, FAM Distributors (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.

Justin C. Ferri	P.O. Box 9011 Princeton, NJ 08543-9011 1975	Vice President	2005 to present

IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Managing Director, Global Investments & Insurance Solutions since 2008; Merrill Lynch Alternative Investments LLC (“MLAI”), Director since 2008; MLPF&S, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004 – 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002 – 2004).

Donald C. Burke	P.O. Box 9011 Princeton, NJ 08543-9011 1960	Vice President and Assistant Treasurer	2004 to present

IQ Investment Advisors LLC, Secretary and Treasurer (2004 – March 2007); BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management (“FAM”), Managing Director (2006); MLIM and FAM, First Vice President (1997 – 2005) and Treasurer (1999 – 2006).

James E. Hillman	P.O. Box 9011 Princeton, NJ 08543-9011 1957	Vice President and Treasurer	2007 to present

IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (September 2006 – 2007); Managed Account Advisors LLC, Vice President and Treasurer since November 2006; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006; Director, Korea Equity Fund Inc. in 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc. (1999 – 2006).

Colleen R. Rusch	P.O. Box 9011 Princeton, NJ 08543-9011 1967	Vice President and Secretary	2005 to present

IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (2005 – 2007); MLIM, Director from January 2005 to July 2005; Vice President of MLIM (1998 – 2004).

Martin G. Byrne	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Legal Officer	2006 to present

IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice President (2002 – 2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.

Gloria Greco	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Compliance Officer	2008 to present

IQ Investment Advisors LLC, Chief Compliance Officer since 2008; Merrill Lynch & Co., Inc., First Vice President, Global Compliance since February 2006, Director (2003 – 2006), Vice President (1999 – 2003).

Michael M. Higuchi	P.O. Box 9011 Princeton, NJ 08543-9011 1979	Vice President	2008 to present

IQ Investment Advisors LLC, Vice President since 2008; MLPF&S, Vice President, Structured and Alternative Solutions since 2007; ML & Co., Inc., Vice President, Corporate Finance Treasury (2006 – 2007); ML & Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005 – 2006); ML & Co., Inc., Senior Specialist, Corporate Finance Treasury (2003 – 2005).

* Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	27

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ shareholders. A full copy of the pledge is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current and former individual clients of Merrill Lynch and certain affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge covers the personal information of other individuals with whom Merrill Lynch has an existing or prospective relationship where either (a) such protection is required by applicable laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect. In this Pledge, “personal information” refers to (a) any information relating to an identified individual; or (b) any nonpublic personal information. Shareholders of the IQ Funds are covered by this Pledge.

The Merrill Lynch family of companies is now part of the Bank of America family of companies. When used herein, “we,” “our” and “us” refer only to the Merrill Lynch family of companies and does not explain how the other Bank of America companies manage customer information and what actions you can take regarding how the other Bank of America companies use and share your information. Please visit www.bankofamerica.com/privacy for more information on the policy of the other Bank of America companies.

What personal information do we collect and how do we collect it?

Based on our relationship with you, we collect personal information from and about you that is adequate, relevant and appropriate under the circumstances. For example, we may collect or verify personal information from or about you in the following ways:

•

From applications; forms; communications (including electronic communications) and other interactions (information including your name, address, e-mail address, telephone number, Social Security or other identification number, income, assets, financial goals, interests, source of funds and investment objectives);

•	From your transactions made with or by a Merrill Lynch company;

•

From entities outside of the Merrill Lynch corporate family (“nonaffiliated third parties”), information including your creditworthiness/credit history and identity. These non-affiliated third parties include consumer/credit-reporting agencies; joint marketing partners; verification services; loan servicers or originators; entities to which we provide stock option and 401(k) plan services; entities that provide us with mailing lists; and public reference sources including the Internet. In the case of insurance, we may, pursuant to your consent or as otherwise permitted, obtain motor vehicle reports or medical information; and

•	From visits to our websites, information including certain technical information about your computer and operating systems.

How do we use personal information?

We use personal information to operate our business in a prudent manner. This may include, depending on your relationship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated financial services; process, service and maintain accounts and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation information; resolve disputes; prevent fraud; monitor and archive communications; and perform risk control. Additionally, we may use your personal information to verify your identity, including, where applicable, verification in accordance with the USA PATRIOT Act or to comply with legal and regulatory requirements around the world, and in accordance with applicable laws, rules and regulations. Where permitted and appropriate, we may also use personal information for Merrill Lynch’s marketing, product research, business development and/or global relationship management purposes, and may contact you in this regard.

28	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Privacy Pledge (continued)

What personal information do we share internally among the Bank of America companies and Merrill Lynch companies and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of your personal information with any Bank of America company and Merrill Lynch company, including broker-dealers, investment advisors, investment managers, transfer agents, banks, insurance companies and agencies, trust companies and mortgage originators or bankers.

What personal information do we share externally with nonaffiliated third parties and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of the personal information we collect with non-affiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as SWIFT, a global provider of secure financial messaging services), non-financial companies (such as consumer reporting agencies or technology companies) or others (such as professional services organizations or other service providers). Where you have a contractual relationship with a third party, the handling of your information by that party will be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with certain other brokerage firms under which your Merrill Lynch Financial Advisor (if applicable) may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer, such as through your stock option or 401(k) plan, then we will share certain plan and transaction information related to your plan activity with your employer pursuant to the terms of the plan agreements. We will limit the use of this information in accordance with our agreements with the plan or employer.

We may also transfer personal information (a) to government agencies and other self-regulatory organizations, and regulatory and law enforcement authorities as necessary or required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of organized crime); (b) as part of the sale, merger or other disposition of a Merrill Lynch business; and (c) to other non-affiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/or regulation. These third parties may be located in your country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of personal information?

•	We educate our employees to treat personal information with care, and work to limit access to this information to individuals who need it for the purposes stated in this Pledge.

•	We maintain and monitor our physical, electronic and procedural safeguards to comply with applicable regulations, updating them as needed to protect personal information.

•

We take such technical and organizational security measures as we deem appropriate to keep personal information confidential and secure against unauthorized or unlawful processing, and to prevent loss, destruction or damage.

How can you verify that your personal information is accurate?

We endeavor to (a) keep personal information only for so long as is necessary for business purposes or to meet legal and regulatory requirements; and (b) keep our records of your personal information current and complete.

If you become aware of any discrepancies in your personal information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of this Pledge, and we will make the necessary corrections. Note that, in some cases, if you are an online client with us, certain information may also be corrected via the Merrill Lynch secure/password-protected Web sites. Please do not send any personal information via nonsecure methods of communication.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	29

Privacy Pledge (concluded)

What choices do you have?

As described in this Pledge, each Merrill Lynch company may share your information with affiliated companies within the Bank of America and Merrill Lynch family of companies. You may have the right to instruct the Merrill Lynch company with whom you have a relationship not to share certain eligibility information, such as certain loan application or credit eligibility information, with any other Bank of America or Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affiliates when they are assisting us in serving you, and we can continue to share transaction and experience information with our affiliates.

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit eligibility information, among Bank of America and Merrill Lynch-affiliated companies, as more fully described in the “What choices do you have?” section of this Pledge, please call (+1) (877) 222-7954.

What if you have questions regarding this Pledge or our privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at (+1) (877) 222-7954.

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders.The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the Investment Company Act (“Offers”). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the exercise date of the call spreads and written call options that comprise the Fund’s transactions (as described in the Fund’s prospectus) for an annual period; and will be the fourteenth day prior to such exercise date; provided that, in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3. (For further details, see Note 4 to the Financial Statements.)

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 186,904 shares from shareholders at an amount per share equal to the Fund’s net asset value per share calculated as of the close of business on the New York Stock Exchange on November 6, 2008, ten business days after Thursday, October 23, 2008, the Repurchase Request Deadline. As of November 6, 2008, 186,904 shares, or 5.00% of the Fund’s outstanding shares, were repurchased by the Fund at $9.71 per share (subject to a repurchase fee of up to 2% of the net asset value per share), the Fund’s net asset value per share was determined as of 4:00 p.m. EST, Thursday, November 6, 2008.

30	S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2008, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

S&P 500® GEAREDSM FUND INC.	DECEMBER 31, 2008	31

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S&P 500® GEAREDSM Fund Inc. seeks to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500® Composite Stock Price Index.

This report, including the financial information herein, is transmitted to shareholders of S&P 500® GEAREDSM Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

S&P 500® GEAREDSM Fund Inc.

P.O. Box 9011

Princeton, NJ 08543-9011

#IQGRE — 12/08

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

S&P 500® GEAREDSM Fund Inc.	$31,000	$29,100	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

S&P 500® GEAREDSM Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $2,049,000, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman
Steven W. Kohlhagen
William J. Rainer
Laura S. Unger

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, BlackRock Investment Management, LLC (the “Sub-adviser” or “BlackRock”). The Proxy Voting Policies and Procedures of the Sub-adviser (the “Proxy Voting Policies”) are attached as an Exhibit 99.PROXYPOL hereto.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2008.

(a)(1) As of January 31, 2009, S&P 500® GEAREDSM Fund Inc. is managed by Debra L. Jelilian, Managing Director at BlackRock, Jeff L. Russo, Director at BlackRock and Kyle G. McClements, CFA, Director at BlackRock. Ms. Jelilian and Messrs. Russo and McClements are jointly responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Ms. Jelilian, Mr. Russo and Mr. McClements have been the Fund’s portfolio managers since 2005, 2006 and 2009, respectively.

Ms. Jelilian has been a Managing Director of BlackRock since 2008 and a Director thereof since 2006. Prior to joining BlackRock in 2006, she was a Director at Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Mr. Russo has been a Director of BlackRock since 2006. Mr. Russo was a Director of MLIM from 2004 to 2006 and a Vice President thereof from 1999 to 2004.

Mr. McClements has been a Director of BlackRock since 2006, and a Vice President thereof from 2005 to 2006. Prior to joining BlackRock, he was a Vice President at State Street Research from 2004 to 2005.

(a)(2) As of December 31, 2008*:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Debra L. Jelilian	24	28	31	0	0	1
	$13.08 Billion	$14 Billion	$29.2 Billion	$0	$0	$690.4 Million
Jeff L. Russo	13	28	30	0	0	2
	$7.02 Billion	$15.02 Billion	$30.7 Billion	$0	$0	$813.7 Million
Kyle G. McClements	8	4	8	0	0	8
	$3.1 Billion	$181.7 Million	$3.48 Billion	$0	$0	$3.48 Million

* Ms. Jelilian and Mr. McClements’s assets managed are presented as of January 31, 2009 due to the assignment of additional registered investment companies following the December 31, 2008 fiscal year end.

(iv) Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Ms. Jelilian and Messrs. Russo and McClements each currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Funds include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager

Debra L. Jelilian	A combination of market-based indices (e.g., The S&P 400 Index, Russell 2000 Index), certain customized indices and certain fund industry peer groups.
Jeff L Russo	A combination of market-based indices (e.g., The S&P 400 Index, Russell 2000 Index), certain customized indices and certain fund industry peer groups.
Kyle G. McClements	A combination of Lipper peer groups and a subset of other closed-end funds.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits.In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2008, none of Ms. Jelilian, Mr. Russo or Mr. McClements beneficially owned any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approx. Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs

July 1-31, 2008
August 1-31, 2008
September 1-30, 2008
October 1-31, 2008
November 1-30, 2008	186,904	$9.71 [1]	186,904[2]	0
December 1-31, 2008
Total:	186,904	$9.71 [1]	186,904[2]	0

[1] Subject to a repurchase fee of up to 2% of the net asset value per share.

[2] On September 9, 2008, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was October 23, 2008. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500® GEAREDSM Fund Inc.

By:
/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of
S&P 500® GEAREDSM Fund Inc.

Date: February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of
S&P 500® GEAREDSM Fund Inc.

Date: February 25, 2009

By:
/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
S&P 500® GEAREDSM Fund Inc.

Date: February 25, 2009